Monthly Trust Activity


A. Trust Level Activity
         Number of Days in Collection Period                                                                             30
         Beginning Principal Receivables Balance                                                           1,673,848,598.69
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,673,848,598.69
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           24,176,814.96
         Interchange Collections                                                                               2,002,835.02
         Collection Account Investment Proceeds                                                                   35,021.67
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         26,214,671.65
         Principal Receivables Collections                                                                   154,161,180.36
         Recoveries treated as Principal Collections                                                             767,807.21
         Total Principal Receivables Collections                                                             154,928,987.57
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       10.93%
         Defaulted Amount (Net of Recoveries)                                                                 10,735,476.79
         Annualized Default Rate                                                                                      7.70%
         Trust Portfolio Yield                                                                                       18.79%
         New Principal Receivables                                                                           142,805,708.40
         Aggregate Account Addition or Removal (Y/N)?                                                                     N
         Date of Addition/Removal                                                                                       n/a
         Principal Receivables at the end of the day of Addition/Removal                                                n/a
         SFA Balance at the end of the day of Addition/Removal                                                          n/a
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                  n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                  n/a
         Ending Principal Receivables Balance                                                              1,650,850,760.94
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,650,850,760.94
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       10.06%

                                     Page 1


                             Monthly Trust Activity

B. Series Allocations
                                                              Total             1998-2                  1998-3            1998-4
         Group                                                                     1                      1                  2
         Class A Invested Amount                                                 528,000,000.00         528,000,000.00          0.00
         Class B Invested Amount                                                 113,000,000.00         113,000,000.00          0.00
         Collateral Invested Amount                                               67,000,000.00          67,000,000.00          0.00
         Class D Invested Amount                                                  42,000,000.00          42,000,000.00          0.00
         Total Invested Amount                              1,500,000,000.00     750,000,000.00         750,000,000.00          0.00
         Required Transferor Amount                           105,000,000.00      52,500,000.00          52,500,000.00          0.00
         Invested Amount + Req Transf Amount                1,605,000,000.00     802,500,000.00         802,500,000.00          0.00
         Series Allocation Percentage                                100.00%             50.00%                 50.00%         0.00%
         Series Allocable Finance Charge Collections                              13,107,335.82          13,107,335.82          0.00
         Series Allocable Principal Collections                                   77,464,493.79          77,464,493.79          0.00
         Series Allocable Defaulted Amounts                                        5,367,738.39           5,367,738.39          0.00
         Series Allocable Servicing Fee                                            1,250,000.00           1,250,000.00          0.00
         In Revolving Period?                                                                 Y                      Y             Y
         Available for Shared Principal Collections           148,458,287.53      74,229,143.76          74,229,143.76          0.00
         Principal Shortfall                                            0.00               0.00                   0.00          0.00
         Allocation of Shared Principal Collections                     0.00               0.00                   0.00          0.00
         FC Available for other Excess Allocation Series                0.00               0.00                   0.00          0.00
         Finance Charge Shortfall                              10,420,532.47       5,210,266.23           5,210,266.23          0.00
         Allocation of Excess Finance Charge Collections                0.00               0.00                   0.00          0.00


B. Series Allocations
         Amounts Due                                                            1998-2                  1998-3              1998-4
                          Principal Allocation Percentage                                89.61%                 89.61%         0.00%
                          Floating Allocation Percentage                                 89.61%                 89.61%         0.00%
                          Class A Certificate Rate                                       5.528%                 5.558%        0.000%
                          Class B Certificate Rate                                       5.738%                 5.788%           n/a
                          CIA Certificate Rate                                           6.303%                 6.403%        0.000%
                          Class D Certificate Rate                                       0.000%                 0.000%        0.000%
                          Class A Interest                                         2,432,100.00           2,445,300.00          0.00
                          Class B Interest                                           540,281.25             544,989.58          0.00
                          Collateral Monthly Interest                                351,889.58             357,472.92          0.00
                          Class D Interest                                                 0.00                   0.00          0.00
                          Investor Monthly Interest                                3,324,270.83           3,347,762.50          0.00
                          Investor Default Amount (Net of Recoveries)              4,810,236.48           4,810,236.48          0.00
                          Interchange Collections                                    897,408.68             897,408.68          0.00
                          0.75% of Interchange                                       468,750.00             468,750.00          0.00
                          Servicer Interchange                                       468,750.00             468,750.00          0.00
                          Monthly Servicing Fee (Before Adjustments)               1,250,000.00           1,250,000.00          0.00
                              Interchange Adjustment                                       0.00                   0.00          0.00
                              SFA Adjustment                                               0.00                   0.00          0.00
                          Monthly Servicing Fee (After Adjustments)                1,250,000.00           1,250,000.00          0.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                138,837,814.57           69,418,907.28          69,418,907.28
         Finance Charge Collections                            23,491,973.83           11,745,986.91          11,745,986.91
         Investor Monthly Interest                              6,672,033.33            3,324,270.83           3,347,762.50
         Investor Default Amount                                9,620,472.96            4,810,236.48           4,810,236.48
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      18,792,506.29            9,384,507.31           9,407,998.98
         Excess Before Reallocation                             4,699,467.53            2,361,479.60           2,337,987.93
         Reallocation of Finance Charge Collections                                       -11,745.83              11,745.83
         Dollars of Excess Spread                               4,699,467.53            2,349,733.77           2,349,733.77
         Percentage Excess Spread                                      3.76%                   3.76%                  3.76%
         Reallocated Finance Charge Collections                23,491,973.83           11,734,241.08          11,757,732.75

                                     Page 2

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                             Monthly Trust Activity

C. Group 2 Allocations
                                                              Total                  1998-4
         Beginning Invested Amount After Giving                         0.00                    0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00                    0.00
         Finance Charge Collections                                     0.00                    0.00
         Investor Monthly Interest                                      0.00                    0.00
         Investor Default Amount                                        0.00                    0.00
         Monthly Servicing Fee                                          0.00                    0.00
         Total Amount Due                                               0.00                    0.00
         Excess Before Reallocation                                     0.00                    0.00
         Reallocation of Finance Charge Collections                                             0.00
         Dollars of Excess Spread                                       0.00                    0.00
         Percentage Excess Spread                                        n/a                     n/a
         Reallocated Finance Charge Collections                         0.00                    0.00

D. Trust Performance
         30-59 Days Delinquent                                                         32,642,614.61
         60-89 Days Delinquent                                                         19,914,180.65
         90+ Days Delinquent                                                           43,881,280.17
         Total 30+ Days Delinquent                                                     96,438,075.43


                                     Page 3

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                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                   15-Nov-99
Current Payment Date                15-Dec-99
Actual / 360 Days                       30                 30                   30                   30
30 / 360 Days                           30                 30                   30                   30
Fixed / Floating                     Floating           Floating             Floating             Floating

                                     Class A             Class B        Collateral Invested       Class D            Total
                                                                              Amount
Certificate Rate                            5.528%             5.738%                  6.303%           0.000%
Initial Balance                     528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                        52,500,000.00
Total Initial Amount                                                                                             802,500,000.00

Beginning Outstanding Amount        528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount           528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount           528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount              528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount  528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount     528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage             70.40%             15.07%                   8.93%            5.60%          100.00%
Floating Allocation Percentage              70.40%             15.07%                   8.93%            5.60%          100.00%
Principal Collections                48,870,910.73      10,459,115.36            6,201,422.38     3,887,458.81    69,418,907.28
Realloc Finance Charge Collections    8,260,905.72       1,767,958.99            1,048,258.87       657,117.50    11,734,241.08
YSA Draw                                                                                                                   0.00
YSA Investment Proceeds                                                                                                    0.00
Realloc Finance Charge plus YSA Draw  8,260,905.72       1,767,958.99            1,048,258.87       657,117.50    11,734,241.08
Monthly Interest                      2,432,100.00         540,281.25              351,889.58             0.00     3,324,270.83
Investor Default Amount (Net)         3,386,406.48         724,742.30              429,714.46       269,373.24     4,810,236.48
Monthly Servicing Fee                   880,000.00         188,333.33              111,666.67        70,000.00     1,250,000.00
Total Due                             6,698,506.48       1,453,356.88              893,270.71       339,373.24     9,384,507.31

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                        11,734,241.08
Series Adjusted Portfolio Yield                                                                                          11.08%
Base Rate                                                                                                                 7.32%

                                     Page 4

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                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         Holdings is Servicer                                                Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                                  0.00
                         Yield Supplement Account Release                                            0.00
                         Yield Supplement Account Ending Balance                                     0.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distrubutions
                                             Class A             Class B                CIA               Class D            Total
                Beginning Balance        528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
           Interest Distributions          2,432,100.00         540,281.25              351,889.58             0.00     3,324,270.83
                     PFA Deposits                  0.00                                                                         0.00
          Principal Distributions                  0.00               0.00                    0.00             0.00             0.00
              Total Distributions          2,432,100.00         540,281.25              351,889.58             0.00     3,324,270.83
       Ending Certificate Balance        528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
                      Pool Factor               100.00%            100.00%                 100.00%          100.00%
    Total Distribution Per $1,000                4.6063             4.7813                  5.2521           0.0000
 Interest Distribution Per $1,000                4.6063             4.7813                  5.2521           0.0000
Principal Distribution Per $1,000                 .0000             0.0000                  0.0000           0.0000


                                     Page 5

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                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    2,432,100.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,432,100.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  540,281.25
                       2 Amount of the distribution in respect of Class B monthly interest:                     540,281.25
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                     Page 6


                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            351,889.58
                       2 Amount distributed in respect of Collateral Monthly Interest:                          351,889.58
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               11,734,241.08
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 9,384,507.31
                       3 Spread Account Requirement per Loan Agreement                                        7,560,000.00
                       4 Finance Charge Shortfall                                                             5,210,266.23
                       5 Available for Other Excess Allocation Series                                                 0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available             Due                 Paid          Shortfall
                       1 Allocated Class A Available Funds           8,260,905.72
                         a Reserve Account Release                           0.00
                         b PFA Investment Earnings                           0.00
                         c Class A Available Funds                   8,260,905.72

                       2 Class A Available Funds                     8,260,905.72
                         a Class A Monthly Interest                                   2,432,100.00     2,432,100.00             0.00
                         b Class A Servicing Fee                                        880,000.00       880,000.00             0.00
                         c Class A Investor Default Amount                            3,386,406.48     3,386,406.48             0.00
                         d Class A Excess                            1,562,399.24

                       3 Class B Available Funds                     1,767,958.99
                         a Class B Monthly Interest                                     540,281.25       540,281.25             0.00
                         b Class B Servicing Fee                                        188,333.33       188,333.33             0.00
                         c Class B Excess                            1,039,344.41

                       4 Collateral Available Funds                  1,048,258.87
                         a Collateral Servicing Fee                                     111,666.67       111,666.67             0.00
                         b Collateral Excess                           936,592.20

                       5 Class D Available Funds                       657,117.50
                         a Class D Servicing Fee                                         70,000.00        70,000.00             0.00
                         b Class D Excess                              587,117.50

                       6 Total Excess Spread                         4,125,453.35

                                     Page 7


                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available             Due                 Paid          Shortfall
                       1 Available Excess Spread                     4,125,453.35
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             4,125,453.35
                       4 Class A Required Amount Shortfalls                                   0.00             0.00             0.00
                       5 Class B Defaults                                               724,742.30       724,742.30             0.00
                       6 Monthly Servicing Fee Shortfalls                                     0.00             0.00             0.00
                       7 Collateral Monthly Interest                                    351,889.58       351,889.58             0.00
                       8 Collateral Default Amount                                      429,714.46       429,714.46             0.00
                       9 Reserve Account Deposit                                              0.00             0.00             0.00
                      10 Class D Monthly Interest                                             0.00             0.00             0.00
                      11 Class D Default Amount                                         269,373.24       269,373.24             0.00
                      12 Other CIA Amounts Owed                                         -27,839.94       -27,839.94             0.00
                      13 Excess Fin Coll for Other Series                                     0.00             0.00             0.00
                      14 Excess Spread                               2,377,573.71
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                              69,418,907.28
                       2 Principal Required to Fund the Required Amount                              0.00
                       3 Shared Principal Collections from other Series                              0.00
                       4 Other Amounts Treated as Principal Collections                      4,810,236.48
                       5 Available Principal Collections                                    74,229,143.76

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                         67,000,000.00
                       2 Required Collateral Invested Amount                                67,000,000.00
                       3 Amount used to pay Excess CIA                                               0.00
                       4 Available Principal Collections                                    74,229,143.76

                       5 Class D                                                            42,000,000.00
                       6 Required Class D                                                   42,000,000.00
                       7 Amount used to pay Excess Class D                                           0.00
                       8 Available Principal Collections                                    74,229,143.76

                                     Page 8

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                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     74,229,143.76
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           74,229,143.76
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           74,229,143.76
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           74,229,143.76
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        74,229,143.76

                                     Page 9


                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  7.32%
                                          b Prior Monthly Period                                    7.30%
                                          c Second Prior Monthly Period                             7.27%

                         Three Month Average Base Rate                                                               7.30%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 11.08%
                                          b Prior Monthly Period                                   13.13%
                                          c Second Prior Monthly Period                            11.33%

                         Three Month Average Series Adjusted Portfolio Yield                                        11.84%

                       3 Excess Spread
                                          a Current Monthly Period                                  3.76%
                                          b Prior Monthly Period                                    5.83%
                                          c Second Prior Monthly Period                             4.06%

                         Three Month Average Excess Spread                                                           4.55%

                                    Page 10


                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                  15-Nov-99
Current Payment Date               15-Dec-99
Actual / 360 Days                      30                 30                    30                    30
30 / 360 Days                          30                 30                    30                    30
Fixed / Floating                    Floating           Floating              Floating              Floating

                                    Class A             Class B         Collateral Invested        Class D            Total
                                                                              Amount
Certificate Rate                           5.558%             5.788%                    6.403%           0.000%
Initial Balance                    528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount       528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount          528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount          528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount             528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount 528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount    528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage            70.40%             15.07%                     8.93%            5.60%           100.00%
Floating Allocation Percentage             70.40%             15.07%                     8.93%            5.60%           100.00%
Principal Collections               48,870,910.73      10,459,115.36              6,201,422.38     3,887,458.81     69,418,907.28
Realloc Finance Charge Collections   8,277,443.85       1,771,498.40              1,050,357.46       658,433.03     11,757,732.75
YSA Draw                                                                                                                     0.00
YSA Investment Proceeds                                                                                                      0.00
Realloc Finance Charge plus YSA Draw 8,277,443.85       1,771,498.40              1,050,357.46       658,433.03     11,757,732.75
Monthly Interest                     2,445,300.00         544,989.58                357,472.92             0.00      3,347,762.50
Investor Default Amount (Net)        3,386,406.48         724,742.30                429,714.46       269,373.24      4,810,236.48
Monthly Servicing Fee                  880,000.00         188,333.33                111,666.67        70,000.00      1,250,000.00
Total Due                            6,711,706.48       1,458,065.21                898,854.04       339,373.24      9,407,998.98

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                          11,757,732.75
Series Adjusted Portfolio Yield                                                                                            11.12%
Base Rate                                                                                                                   7.36%

                                    Page 11

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                                 Series 1998-3


Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         Holdings is Servicer                                                  Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                                     0.00
                         Yield Supplement Account Release                                               0.00
                         Yield Supplement Account Ending Balance                                        0.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                           Class A             Class B                 CIA                Class D            Total
                Beginning Balance     528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
           Interest Distributions       2,445,300.00         544,989.58                357,472.92             0.00      3,347,762.50
                     PFA Deposits               0.00                                                                            0.00
          Principal Distributions               0.00               0.00                      0.00             0.00              0.00
              Total Distributions       2,445,300.00         544,989.58                357,472.92             0.00      3,347,762.50
       Ending Certificate Balance     528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
                      Pool Factor            100.00%            100.00%                   100.00%          100.00%
    Total Distribution Per $1,000             4.6313             4.8229                    5.3354           0.0000
 Interest Distribution Per $1,000             4.6313             4.8229                    5.3354           0.0000
Principal Distribution Per $1,000              .0000             0.0000                    0.0000           0.0000


                                    Page 12


                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,445,300.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,445,300.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     544,989.58
                       2 Amount of the distribution in respect of Class B monthly interest:                        544,989.58
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                    Page 13

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               357,472.92
                       2 Amount distributed in respect of Collateral Monthly Interest:                             357,472.92
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  11,757,732.75
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    9,407,998.98
                       3 Spread Account Requirement per Loan Agreement                                           7,560,000.00
                       4 Finance Charge Shortfall                                                                5,210,266.23
                       5 Available for Other Excess Allocation Series                                                    0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                    Available            Due             Paid              Shortfall
                       1 Allocated Class A Available Funds            8,277,443.85
                         a Reserve Account Release                            0.00
                         b PFA Investment Earnings                            0.00
                         c Class A Available Funds                    8,277,443.85

                       2 Class A Available Funds                      8,277,443.85
                         a Class A Monthly Interest                                  2,445,300.00     2,445,300.00              0.00
                         b Class A Servicing Fee                                       880,000.00       880,000.00              0.00
                         c Class A Investor Default Amount                           3,386,406.48     3,386,406.48              0.00
                         d Class A Excess                             1,565,737.37

                       3 Class B Available Funds                      1,771,498.40
                         a Class B Monthly Interest                                    544,989.58       544,989.58              0.00
                         b Class B Servicing Fee                                       188,333.33       188,333.33              0.00
                         c Class B Excess                             1,038,175.48

                       4 Collateral Available Funds                   1,050,357.46
                         a Collateral Servicing Fee                                    111,666.67       111,666.67              0.00
                         b Collateral Excess                            938,690.79

                       5 Class D Available Funds                        658,433.03
                         a Class D Servicing Fee                                        70,000.00        70,000.00              0.00
                         b Class D Excess                               588,433.03

                       6 Total Excess Spread                          4,131,036.68

                                    Page 14

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                    Available              Due             Paid            Shortfall
                       1 Available Excess Spread                      4,131,036.68
                       2 Excess Fin Charge Coll                               0.00
                              from Other Series
                       3 Available Funds                              4,131,036.68
                       4 Class A Required Amount Shortfalls                                   0.00             0.00             0.00
                       5 Class B Defaults                                               724,742.30       724,742.30             0.00
                       6 Monthly Servicing Fee Shortfalls                                     0.00             0.00             0.00
                       7 Collateral Monthly Interest                                    357,472.92       357,472.92             0.00
                       8 Collateral Default Amount                                      429,714.46       429,714.46             0.00
                       9 Reserve Account Deposit                                              0.00             0.00             0.00
                      10 Class D Monthly Interest                                             0.00             0.00             0.00
                      11 Class D Default Amount                                         269,373.24       269,373.24             0.00
                      12 Other CIA Amounts Owed                                         -27,839.94       -27,839.94             0.00
                      13 Excess Fin Coll for Other Series                                     0.00             0.00             0.00
                      14 Excess Spread                                2,377,573.71
                      15 Writedowns
                                           a Class A                          0.00
                                           b Class B                          0.00
                                           c CIA                              0.00
                                           d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                 69,418,907.28
                       2 Principal Required to Fund the Required Amount                                 0.00
                       3 Shared Principal Collections from other Series                                 0.00
                       4 Other Amounts Treated as Principal Collections                         4,810,236.48
                       5 Available Principal Collections                                       74,229,143.76

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                            67,000,000.00
                       2 Required Collateral Invested Amount                                   67,000,000.00
                       3 Amount used to pay Excess CIA                                                  0.00
                       4 Available Principal Collections                                       74,229,143.76

                       5 Class D                                                               42,000,000.00
                       6 Required Class D                                                      42,000,000.00
                       7 Amount used to pay Excess Class D                                              0.00
                       8 Available Principal Collections                                       74,229,143.76

                                    Page 15

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        74,229,143.76
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              74,229,143.76
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              74,229,143.76
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              74,229,143.76
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           74,229,143.76

                                    Page 16

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    7.36%
                                           b Prior Monthly Period                                      7.34%
                                           c Second Prior Monthly Period                               7.31%

                         Three Month Average Base Rate                                                                  7.33%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   11.12%
                                           b Prior Monthly Period                                     13.17%
                                           c Second Prior Monthly Period                              11.36%

                         Three Month Average Series Adjusted Portfolio Yield                                           11.88%

                       3 Excess Spread
                                           a Current Monthly Period                                    3.76%
                                           b Prior Monthly Period                                      5.83%
                                           c Second Prior Monthly Period                               4.05%

                         Three Month Average Excess Spread                                                              4.55%


                                    Page 17